EXHIBIT J

                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, John A. Hatherly, as President of Wynnchurch Management, Inc., the general partner of Wynnchurch Partners, L.P., being the general partner of Wynnchurch Capital Partners, L.P., has made, constituted and appointed, and by these presents does make, constitute and appoint any of Mark T. Kindelin, James R. Cruger or Barry L. Fischer, its true and lawful attorney-in-fact and agent, for Wynnchurch Capital Partners, L.P., Wynnchurch Partners, L.P., and Wynnchurch Management, Inc. and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and
Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, as well as any amendments thereto with respect to Alternative Resources Corporation and its successors, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 6th day of February, 2002 by John A. Hatherly, on behalf and as President of Wynnchurch
Management, Inc., the general partner of Wynnchurch Partners, L.P., being the general partner of Wynnchurch Capital Partners, L.P.

                              WYNNCHURCH CAPITAL PARTNERS, L.P.

                              By:  Wynnchurch Partners, L.P.
                              Its: General Partner

                              By:  Wynnchurch Management, Inc.
                              Its: General Partner


                              By:/s/ John A. Hatherly
                                 --------------------
                              John A. Hatherly
                              Its: President

                              WYNNCHURCH PARTNERS, L.P.

                              By:  Wynnchurch Management, Inc.
                              Its: General Partner


                              By:/s/ John A. Hatherly
                                 --------------------
                              John A. Hatherly
                              Its: President

                              WYNNCHURCH MANAGEMENT, INC.
STATE OF ILLINOIS)
COUNTY OF COOK)               By:/s/ John A. Hatherly
                                 --------------------
                              John A. Hatherly
                              Its: President
/s/ Jamie E. Jedras
-------------------
Notary Public
                         Exhibits:  Page 163

                              EXHIBIT K

                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, John A. Hatherly, as President of Wynnchurch GP Canada, Inc., the general partner of Wynnchurch Partners Canada, L.P., being the general partner of Wynnchurch Capital Partners Canada, L.P., has made, constituted and appointed, and by these presents does make, constitute and appoint any of Mark T. Kindelin, James R. Cruger or Barry L. Fischer, its true and lawful attorney-in-fact and agent, for Wynnchurch Capital Partners Canada, L.P., Wynnchurch Partners Canada, L.P. and Wynnchurch GP Canada, Inc., and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, as well as any amendment thereto with respect to Alternative Resources Corporation and its successors, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 6th day of February, 2002 by John A. Hatherly, on behalf and as President of Wynnchurch GP Canada, Inc., the general partner of Wynnchurch Partners Canada, L.P., being the general partner of Wynnchurch Capital Partners Canada, L.P.

                              WYNNCHURCH CAPITAL PARTNERS CANADA,
                              L.P.

                              By:  Wynnchurch Partners Canada, L.P.
                              Its: General Partner

                              By:  Wynnchurch GP Canada, Inc.
                              Its: General Partner


                              By:/s/ John A. Hatherly
                                 --------------------
                              John A. Hatherly
                              Its: President

                              WYNNCHURCH PARTNERS CANADA, L.P.

                              By:  Wynnchurch GP Canada, Inc.
                              Its: General Partner


                              By:/s/ John A. Hatherly
                                 --------------------
                              John A. Hatherly
                              Its: President

                              WYNNCHURCH GP CANADA, INC.
STATE OF ILLINOIS)
COUNTY OF COOK)               By:/s/ John A. Hatherly
                                 --------------------
                              John A. Hatherly
                              Its: President
/s/ Jamie E. Jedras
-------------------
                         Exhibits:  Page 164
Notary Public